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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):   November 22, 1996




                           OPTIMAX INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)




COLORADO                           0-19082                       84-1059458
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(State or other            (Commission file number)           (Employer Identi-
incorporation                                                     fication No.)




       132 Lincoln Street, Boston, Massachusetts                  02111
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        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (617) 695-2950




        4465 Northpark Drive, Colorado Springs, Colorado        80907
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         (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION OF ASSETS.
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          Effective November 22, 1996, Optimax Industries, Inc. (the
"Company"), through a newly-formed and organized, wholly-owned subsidiary, Art Smart, Inc., a Nevada corporation ("Art Smart"), purchased from the Charles River Frame Co., a Massachusetts general partnership ("Charles River Frame"), certain personal property and assets (the "Property") which will be utilized by Art Smart in connection with the Company's new giftware division.

          The purchase price for the Property was $215,641, of which $40,641 was paid in cash at closing and the financial balance of $167,180 (giving effect to purchase price adjustments at closing) is evidenced by two promissory notes: one in favor of a senior secured lender in the principal amount of $112,305, payable in monthly installments for a period of 28 months; and a second promissory note in favor of a junior secured lender in the principal amount of $54,875, also payable in monthly installments for a period of 48 months.

     The Property, which was conveyed to Art Smart by bill of sale, consisted of certain manufacturing machinery and equipment, assorted office equipment and raw materials which will be utilized by Art Smart to manufacture picture framing and other giftware lines which will be sold on a wholesale and retail basis. The operations will be conducted by Art Smart under an assumed lease of a manufacturing facility located in Boston, Massachusetts.

          As neither the Company's equity in the net book value of the Property nor the amount paid for the Property exceed 20% of the total assets of the Company and its consolidated subsidiaries, nor did the purchase of the Property involve the acquisition of a significant business within the meaning of Sections 210.11-01(b) and (d) of Regulation S-X under the Securities Act of 1933, as amended, financial statements and proforma financial information are not required in connection with the transaction reported.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.
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     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
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          None.

     (b)  PROFORMA FINANCIAL INFORMATION
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          None.

     (c)  EXHIBITS
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          10.1      Blank Conveyance, Bill of Sale and Assignment

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPTIMAX INDUSTRIES, INC.



Dated:       December 5, 1996           By:  /s/ David W. Dube
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                                             David W. Dube, President